                                  Exhibit 21

                        Subsidiaries of the Corporation

EXHIBIT 21.  PARENTS AND SUBSIDIARIES
- -------------------------------------

                                                                    PERCENT   STATE OF
PARENT COMPANY                      SUBSIDIARIES                     OWNED    INCORPORATION
- ----------------------------------  ---------------------------    ---------  -------------
COMMERCIAL FEDERAL                  COMMERCIAL FEDERAL BANK,          100%      NEBRASKA
CORPORATION                         A FEDERAL SAVINGS BANK

                                    COMMERCIAL INVESTMENT             100%      NEBRASKA
                                    SUBSIDIARY, INC. (1)

COMMERCIAL FEDERAL                  COMMERCIAL FEDERAL SERVICE        100%      NEBRASKA
BANK, A FEDERAL                     CORPORATION
SAVINGS BANK

                                    TRAMPE AND ASSOCIATES COMPANY     100%      NEBRASKA

                                    COMMERCIAL FEDERAL MORTGAGE       100%      NEBRASKA
                                    CORPORATION

                                    COMMERCIAL MARKETING, INC. (1)    100%      NEBRASKA

                                    COMMERCIAL FEDERAL INVESTMENT     100%      NEBRASKA
                                    CORPORATION

                                    COMMERCIAL FEDERAL INVESTMENT     100%      NEBRASKA
                                    SERVICES, INC.

                                    COMMERCIAL FINANCIAL INVESTMENT   100%      NEBRASKA
                                    ASSOCIATES, INC. (1)

                                    ESL CORPORATION (1)               100%      COLORADO

                                    COMMERCIAL FEDERAL INSURANCE      100%      NEBRASKA
                                    CORPORATION

                                    EMPIRE CAPITAL CORPORATION I      100%      COLORADO

                                    ROXBOROUGH ACQUISITION CORP.      100%      NEBRASKA

                                    CF WOODLANDS PROPERTIES, INC.     100%      NEBRASKA

                                    CFT COMPANY                       100%      NEBRASKA

                                    PROVIDENT INVESTMENT, INC.        100%      NEBRASKA

                                    RAILROAD SAVINGS
                                    SERVICE CORPORATION               100%      KANSAS

- --------------------------------------------------------------------------------
(1)  SUBSIDIARY WAS LEGALLY DISSOLVED IN JULY 1996.

EXHIBIT 21.  PARENTS AND SUBSIDIARIES
- -------------------------------------

                                                                      PERCENT   STATE OF
PARENT COMPANY                      SUBSIDIARIES                       OWNED    INCORPORATION
- ----------------------------------  ---------------------------      ---------  -------------
COMMERCIAL FEDERAL                  COMMERCIAL FEDERAL REALTY           100%      NEBRASKA
SERVICE CORP.                       INVESTORS CORPORATION

                                    C.H.E., INC. (1)                    100%      NEBRASKA

                                    COMMERCIAL FEDERAL AFFORDABLE       100%      NEBRASKA
                                    HOUSING, INC.

COMMERCIAL FEDERAL                  METRO TITLE AND                     100%      NEBRASKA
MORTGAGE CORP.                      ESCROW COMPANY, INC.

COMMERCIAL                          SYSTEMS MARKETING, INC. (1)         100%      ARIZONA
MARKETING, INC.

C.H.E., INC.                        COMMERCIAL HOSPITALITY, INC. (1)    100%      TEXAS

                                    COMMERCIAL HOSPITALITY              100%      FLORIDA
                                    ENTERPRISES, INC. (1)

SYSTEMS MARKETING,                  FINANCIAL INVESTMENT                100%      ILLINOIS
INC.                                ASSOCIATES INCORPORATED (1)

COMMERCIAL FEDERAL                  COMFED INSURANCE SERVICES           100%      BRITISH
INSURANCE CORP.                     COMPANY, LIMITED                              VIRGIN ISLANDS

- --------------------------------------------------------------------------------
(1) SUBSIDIARY WAS LEGALLY DISSOLVED IN JULY 1996.

NOTE: ALL OF THE MATERIAL ACCOUNTS OF THE ABOVE LISTED COMPANIES ARE
      CONSOLIDATED IN THE CORPORATION'S CONSOLIDATED FINANCIAL STATEMENTS. ALL SIGNIFICANT INTERCOMPANY BALANCES AND TRANSACTIONS HAVE BEEN ELIMINATED.